                                                                    EXHIBIT 10.7




This Warrant and any shares of Common Stock acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while such a registration is in effect or pursuant to an exemption from registration under such Act.




                        GLOBAL RESERVATION SYSTEMS, INC.

                          Common Stock Purchase Warrant



                                                                   June 15, 1999

                  GLOBAL RESERVATION SYSTEMS, INC. (the "Company"), a California corporation, for value received, hereby certifies that PRECISION RESPONSE CORPORATION, or registered assigns, is entitled to purchase from the Company 3,000,000 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, no par value per share (the "Common Stock") of the Company (the "Warrant Shares") at the purchase price per share of $0.85 (the "Exercise Price"), at any time or from time to time prior to 5:00 P.M., New York City time, on the third anniversary of the date hereof, all subject to the terms, conditions and adjustments set forth below in this Warrant.

                  This Warrant is issued in connection with the issue and sale by the Company of 6,000,000 shares of Common Stock pursuant to the Securities Purchase Agreement (the "Purchase Agreement"), dated as of June 15, 1999, between the Company and Precision Response Corporation (the "Investor"). The Warrant originally so issued evidences the right to purchase an aggregate of 3,000,000 shares of Common Stock subject to adjustment as provided herein. Certain capitalized terms used in this Warrant are defined in Section 10.

                  1. EXERCISE OF WARRANT. 1.1. MANNER OF EXERCISE. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its office, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash, by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment thereof, except as otherwise noted therein) designated in such subscription by (b) the Exercise Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares determined at such time as provided in Section 2.

                  1.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the holder or holders of record thereof.

                  1.3. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 6, as such holder (upon payment by such holder of any applicable transfer taxes) may direct,

                  (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise, and

                  (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares of Common Stock designated by the holder upon such exercise as provided in
         Section 1.1.

                  2. ADJUSTMENTS. 2.1. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES PURCHASABLE OR NUMBER OF WARRANTS. (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and/or the number and kind of shares of capital stock issuable on such date shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Warrant had been exercised immediately prior to such date, he or she would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) In case the Company shall issue shares of Common Stock (or rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase Common Stock) at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security is convertible into Common Stock) less than the Exercise Price on the record date mentioned below, the Exercise Price to be in effect after such record date shall be immediately reduced to be the price per share of Common Stock (or conversion price per share of Common Stock, if a security is convertible into Common Stock) of such issuance; PROVIDED THAT such adjustment shall not be required as a result of the issuance of any of the Reserved Securities (as defined in the Purchase Agreement). In case such subscription price may be paid in consideration part or all of which shall be in form other than cash, the value of such consideration shall be determined by the Board of Directors of the Company. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed, but such subsequent adjustment shall not effect the number of Shares issued upon any exercise of Warrants prior to the date such adjustment is made.

                  2.2. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE OF ASSETS.

                  (a) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination provided for in Section 2.1), or in case of any consolidation of the Company with, or merger of the Company with, another Person, or in case of any sale, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety, the holder of each Warrant then outstanding shall thereafter have the right to purchase the same kind and number of shares of Common Stock and other securities, cash or other property (and upon the same terms and with the same rights) as would be receivable by a holder of the number of Warrant Shares the holder would then be entitled to purchase; such adjust ments shall apply with respect to all such changes occurring between the date of this Agreement and the date of exercise of such Warrant.

                  (b) If at any time, as a result of an adjustment made pursuant to clause (a) above, the holders shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 2.

                  2.3. CERTAIN OTHER DISTRIBUTIONS. Subject to the provisions of this Section 2, in case the Company shall, at any time prior to the exercise of the Warrants, make any distribution of its assets to holders of its Common
Stock as a liquidating or a partial liquidating dividend, then each holder who exercises his Warrants after the record date for the determination of those holders of Common Stock entitled to such distribution of assets as a liquidating or partial liquidating dividend, shall be entitled to receive, in addition to each Warrant Share, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined in good faith by the Board of Directors of the Company), which would have been payable to such holder had such holder been the holder of record of the Warrant Shares receivable upon exercise of such holder's Warrant on the record date for the determination of those entitled to such distribution.

                  2.4. DISSOLUTION, LIQUIDATION OR WINDING UP. In case of the dissolution, liquidation or winding up of the Company, all rights under the Warrants shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last holder of Warrants, as the same shall appear on the books of the Company, by registered mail at least thirty (30) days prior to such termination date.

                  2.5. WHEN ADJUSTMENTS ARE NOT REQUIRED. If the Company shall take a record of the holders of the Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution or subscription rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  2.6. BASIS OF ADJUSTMENTS. Upon each adjustment of the Exercise Price as a result of the calculations made in Sections 2.1(a) and (b) hereof, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant Shares (calculated to the nearest hundredth) obtained by (a) multiplying the number of Warrant Shares purchasable upon exercise of a Warrant immediately prior to such adjustment of the number of Warrant Shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (b) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

                  3. ACCOUNTANTS' REPORT AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock issuable upon the exercise of this Warrant or the Exercise Price, the Company shall retain independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) to make any computation required under this Warrant (other than any computation of the fair value of property as determined in good faith by the Board of Directors of the Company), and any certificate setting forth such adjustment or readjustment signed by such firm shall be conclusive evidence of the correctness of any computation made under this Warrant. The Company will also keep copies of all such certificates at its office and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

                  4.  NOTICES OF CORPORATE ACTION.  In the event of

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus in an amount not exceeding the amount of the immediately preceding cash dividend for such period) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 45 days prior to the date therein specified.

                  5. REGISTRATION OF COMMON STOCK. If any shares of Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company will also list on such national securities exchange, will register under the Exchange Act and will maintain such listing of, any other securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

                  6. RESTRICTIONS ON TRANSFER. 6.1. RESTRICTIVE LEGENDS. Except as otherwise permitted by this Section 6, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "This Warrant and any shares of Common Stock, acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act. This Warrant and such shares may be transferred only in compliance with the conditions specified in this Warrant."

Except as otherwise permitted by this Section 6, each certificate for Common Stock issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act. A complete and correct copy of the form of such Warrant is available for inspection at the principal office of Global Reservation Systems, Inc. or at the office or agency maintained by Global Reservation Systems, Inc. as provided in such Warrants and will be furnished to the holder of such shares upon written request and without charge."

                  6.2. TERMINATION OF RESTRICTIONS. The restrictions imposed by this Section 6 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such securities shall have been effectively registered under the Securities Act, or (b) when, in the opinion of counsel for the holder thereof, such restrictions are no longer required in order to insure compliance with the Securities Act (including Rule 144). Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 6.1.

                  7. AVAILABILITY OF INFORMATION. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements of the Commission (including Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will also cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

                  8. RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Common Stock issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

                  9. OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS. 9.1. OWNERSHIP OF WARRANTS. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to
Section 6, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

                  9.2. TRANSFER AND EXCHANGE OF WARRANTS. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company, the Company at its expense will (subject to compliance with Section 6, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

                  9.3. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than the Purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  10. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  BUSINESS DAY: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

                  COMMISSION: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  COMMON STOCK: As defined in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                  COMPANY: As defined in the introduction to this Warrant, such term to include any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 2.

                  EXCHANGE ACT: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  MARKET PRICE: On any date specified herein, the amount per share of the Common Stock, equal to (a) the closing sale price of such Common Stock on such date or, if no such closing price is available on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the closing sale price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (d) if such Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the higher of (x) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or
(y) the fair market value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 10 Business Days of the date as of which the determination is to be made PROVIDED, that if the Investor or its transferee objects in writing to such valuation within five Business Days, then the Company and the Investor will renegotiate in good faith a mutually agreeable Market Price. If the parties cannot agree to a Market Price within ten Business Days of the notice of objection, then the Market Price shall be determined by a nationally recognized accounting firm or valuation firm acceptable to both parties or, in the absence of agreement on such firm, a firm jointly designated by a firm nominated by each party.

                  NASD: The National Association of Securities Dealers, Inc.

                  PERSON: A corporation, an association, a partnership, a limited liability company, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                  PURCHASE AGREEMENT: As defined in the introduction to this Warrant.

                  RESTRICTED SECURITIES: All of the following: (a) any Warrants bearing the applicable legend or legends referred to in Section 6.1, (b) any shares of Common Stock which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such Section and (c) unless the context otherwise requires, any shares of Common Stock which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such Section.

                  SECURITIES ACT: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  TRANSFER: Any sale, assignment, pledge or other disposition of any security, or of any interest therein, which could constitute a "sale" as that term is defined in Section 2(3) of the Securities Act.

                  WARRANT SHARES: As defined in the introduction to this Warrant.

                  WARRANTS: As defined in the introduction to this Warrant.

                  11. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  12. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

                  13. NOTICES. All notices and other communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, addressed (a) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its President at its office, PROVIDED that the exercise of any Warrant shall be effective in the manner provided in Section 1.

                  14. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

                  15. EXPIRATION. The Company will give the holder of this Warrant not less than 30 days nor more than nine months notice of the expiration of the right to exercise this Warrant. The right to exercise this Warrant shall expire at 5:00 p.m., New York City time, on June 15, 2002, unless the Company shall fail to give such notice as aforesaid, in which event the right to exercise this Warrant shall not expire until a date thirty days after the date on which the Company shall give the holder hereof notice of the expiration of the right to exercise this Warrant.

                  IN WITNESS WHEREOF the Company has caused this Warrant to be executed as of the date just above written by their respective officer thereunto duly authorized.

                                             GLOBAL RESERVATION SYSTEMS, INC.


                                             By: /s/ Tony D. Wicks
                                                --------------------------------
                                             Name:  Tony D. Wicks
                                             Title: President

                              FORM OF SUBSCRIPTION
                 [To be executed only upon exercise of Warrant]




To Global Reservation Systems, Inc.

                  The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, ______* shares of Common Stock of Global Reservation Systems, Inc. and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ______________, whose address is
_______________.





Dated:
                                            --------------------------------
                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of Warrant)


                                            --------------------------------
                                                     (Street Address)


                                            --------------------------------
                                            (City)      (State)    (Zip Code)

-------------

* Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. in the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]

                  For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _________________ the right represented by such Warrant to purchase ________ shares of Common Stock of Global Reservation Systems, Inc. to which such Warrant relates, and appoints ________________ Attorney to make such transfer on the books of Global Reservation Systems, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:
                                            --------------------------------
                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of Warrant)


                                            --------------------------------
                                                     (Street Address)


                                            --------------------------------
                                            (City)      (State)    (Zip Code)

Signed in the presence of:



--------------------------












                                       15